Molina Healthcare, Inc. 2019 Equity Incentive Plan Restricted Stock Award Agreement This RESTRICTED STOCK AWARD AGREEMENT (this “Agreement”) effective as of [DATE] is between Molina Healthcare, Inc., a Delaware corporation (the “Company”), and [NAME OF EMPLOYEE], an employee of the Company or one of its Affiliates (the “Grantee”), pursuant to and subject to the terms and conditions of the Molina Healthcare, Inc. 2019 Equity Incentive Plan (the “Plan”). The Company desires to award to the Grantee a number of shares of the Company’s common stock, par value $.001 per share (the “Common Stock”), subject to certain restrictions as provided in this Agreement, in order to carry out the purpose of the Plan. The purpose of this Agreement is to evidence the terms and conditions of an award of restricted stock granted to the Grantee under the Plan. Accordingly, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Grantee hereby agree as follows: Section 1. Award of Restricted Stock. Effective as of [DATE] (the “Effective Date”), the Company grants to the Grantee a restricted stock award of [NUMBER OF SHARES] shares of Common Stock (the “Shares”), subject to the terms and conditions set forth in this Agreement and in accordance with the terms of the Plan (the “Restricted Stock Award”). Section 2. Rights with Respect to the Shares. (a) Stockholder Rights. With respect to the Shares, the Grantee shall be entitled at all times on and after the date of issuance of the Shares to exercise the rights of a stockholder of Common Stock of the Company, including the right to vote the Shares and the right to receive dividends on the Shares as provided in Section 2(b) hereof, unless and until the Shares are forfeited pursuant to Section 3 hereof. However, the Shares shall be nontransferable and subject to a risk of forfeiture to the Company at all times prior to the dates on which such Shares become vested, and the restrictions with respect to the Shares lapse, in accordance with Section 3 of this Agreement. (b) Dividends. As a condition to receiving the Shares under the Plan, the Grantee hereby agrees to defer the receipt of dividends paid on the Shares. Cash dividends or other cash distributions paid with respect to the Shares prior to the date or dates the Shares vest shall be subject to the same restrictions, terms, and conditions as the Shares to which they relate, shall be promptly deposited with the Secretary of the Company or a custodian designated by the Secretary, and shall be forfeited in the event that the Shares with respect to which the dividends were paid are forfeited. (c) Issuance of Shares. The Company shall cause the Shares to be issued in the Grantee’s name or in a nominee name on the Grantee’s behalf, either by book-entry registration or issuance of a stock certificate or certificates evidencing the Shares, which certificate or certificates shall be held by the Secretary of the Company or the stock transfer agent or brokerage service selected by the Secretary of the Company to provide such services for the Plan. The Shares shall be restricted from transfer and shall be subject to an appropriate stop-transfer order. If any certificate is issued, the certificate shall bear an appropriate legend referring to the restrictions applicable to the Shares. The Grantee hereby agrees to the retention by the Company of the Shares and, if a stock certificate is issued, the Grantee agrees to execute and deliver to the Company a blank stock power with respect to the Shares as a condition to the receipt of this Restricted Stock Award. After any Shares vest pursuant to Section 3 hereof, and following payment of the applicable withholding taxes pursuant to Section 6 of this Agreement, the Company shall promptly cause to be issued a certificate or certificates, registered in the Grantee’s name, evidencing such vested whole Shares (less any Shares withheld to pay withholding taxes) and shall cause such certificate or certificates to be delivered to the Grantee free of the legend and the stop-transfer order referenced above. The Company will not deliver any fractional Share but will pay, in lieu thereof, the Fair Market Value of such fractional Share at the time certificates evidencing the Shares are delivered to the Grantee. {00417967;1}

Section 3. Vesting; Forfeiture. (a) Vesting. Subject to the terms and conditions of this Agreement, [one-third (1/3rd)] of the Shares shall vest, and the restrictions with respect to the Shares shall lapse, on each of the [first, second, and third anniversaries] of the Effective Date if the Grantee remains continuously employed by the Company or an Affiliate of the Company until such respective vesting dates. (b) Forfeiture. If the Grantee ceases to be employed by the Company and all Affiliates of the Company for any reason prior to the vesting of the Shares pursuant to Section 3(a) hereof, Grantee’s rights to all of the unvested Shares shall be treated in accordance with the terms of his Employment Agreement with the Company, dated as of [DATE] (the “Employment Agreement”). (c) No Early Vesting. Except as provided in the Employment Agreement or unless otherwise determined by the Committee in its sole discretion, in no event will any of the Shares vest prior to their respective vesting dates set forth in Section 3(a) hereof. Section 4. Restrictions on Transfer. Until the Shares vest pursuant to Section 3 hereof, neither the Shares, nor any right with respect to the Shares under this Agreement, may be sold, assigned, transferred, pledged, hypothecated (by operation of law or otherwise) or otherwise conveyed or encumbered and shall not be subject to execution, attachment or similar process. Any attempted sale, assignment, transfer, pledge, hypothecation or other conveyance or encumbrance shall be void and unenforceable against the Company or any Affiliate of the Company. Section 5. Distributions and Adjustments. (a) If any Shares vest subsequent to any change in the number or character of the Common Stock of the Company through any stock dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares or other securities of the Company, issuance of warrants or other rights to purchase shares of Common Stock or other securities of the Company or other similar corporate transaction or event such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Agreement, then the Committee shall, in such manner as it may deem equitable, in its sole discretion, adjust any or all of the number and type of such Shares. (b) Any additional shares of Common Stock of the Company, any other securities of the Company and any other property distributed with respect to the Shares prior to the date or dates the Shares vest shall be subject to the same restrictions, terms and conditions as the Shares to which they relate and shall be promptly deposited with the Secretary of the Company or a custodian designated by the Secretary. Section 6. Taxes. (a) The Grantee acknowledges that the Grantee will consult with the Grantee’s personal tax adviser regarding the income tax consequences of the grant of the Shares, payment of dividends on the Shares, the vesting of the Shares and any other matters related to this Agreement. In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the Grantee’s sole and absolute responsibility, are withheld or collected from the Grantee. {00417967;1} 2

(b) In accordance with the terms of the Plan, and such rules as may be adopted by the Committee administering the Plan, the Grantee may elect to satisfy tax withholding obligations arising from the receipt of, or the lapse of restrictions relating to, the Shares by (i) delivering cash, check, bank draft, money order or wire transfer payable to the order of the Company, (ii) having the Company withhold a portion of the Shares otherwise to be delivered having a Fair Market Value equal to the amount of such taxes, or (iii) delivering to the Company shares of Common Stock having a Fair Market Value equal to the amount of such taxes. The Company will not deliver any fractional Share but will pay, in lieu thereof, the Fair Market Value of such fractional Share. The Grantee’s election must be made on or before the date that the amount of tax to be withheld is determined. If the Grantee does not make an election, the Company will withhold a portion of the Shares otherwise to be delivered having a Fair Market Value equal to the amount of such taxes. Section 7. Non-Solicitation. (a) Non-Solicitation (Employees). The Grantee acknowledges and agrees that during the period of Grantee’s employment by the Company (or any Subsidiary), and for a period of one (1) year after termination of Grantee’s Service Relationship for any reason, with or without Cause, Grantee shall not directly or indirectly, either alone or in concert with others, solicit, entice, or encourage the hiring of any employee of the Company (or any Subsidiary) unless such person was involuntarily terminated or laid off by the Company (or any Subsidiary). (b) Non-Solicitation (Customers). During the Grantee’s employment with the Company and for a period of one (1) year after the Grantee’s date of termination, the Grantee shall not, directly or indirectly: (i) contact or solicit, or direct any person, firm, corporation, association or other entity to contact or solicit, any of the Company’s customers for the purpose of providing any products and/or services that are the same as or similar to the products and services provided by the Company to its customers during the term of the Company’s employment; or (ii) divert or attempt to divert, for his direct or indirect benefit, or for the benefit of any other person, firm, corporation, association or other entity, the business of any customer of the Company; or (iii) influence or attempt to influence any customer of the Company to transfer its business to the Grantee or any person, firm, corporation, association or other entity; or (iv) in any other manner knowingly interfere with, disrupt or attempt to disrupt the relationship of the Company with any of its customers, and in each of (i) through (iv) if such activities post- termination of employment involve the use of trade secrets or other confidential information, as defined in Section 9, of the Company. In addition, the Company will not disclose the identity of any such customers to any person, firm, corporation, association, or other entity for any reason or purpose whatsoever. Section 8. Nondisparagement. The Grantee agrees that he/she will not disparage the Company or its directors, officers, employees, affiliates, subsidiaries, predecessors, successors or assigns in any written or oral communications to any third party. The Grantee further agrees that he/she will not direct anyone to make any disparaging oral or written remarks to any third parties. Section 9. Confidentiality. The Grantee agrees to keep and maintain in strict confidence all confidential and proprietary information of the Company (or any Subsidiary) during and after the term of employment by the Company, and to never directly or indirectly make known, divulge, reveal, furnish, make available, or use any confidential information (except in the course of regular authorized duties on behalf of the Company or any Subsidiary). Grantee’s obligations of confidentiality hereunder shall survive termination of employment regardless of any actual or alleged breach by the Company (or any Subsidiary) in connection with such termination, until and unless any such confidential information shall have become, through no fault of Grantee, generally known to the public or unless Grantee is required by law to make disclosure (after giving the Company or any Subsidiary notice and an opportunity to contest such requirement). Grantee’s obligations under this Section are in addition to and not in limitation or preemption of all other {00417967;1} 3 obligations of confidentiality which Grantee has to the Company under general legal or equitable principles. All documents and other property including or reflecting confidential information furnished to Grantee by the Company or otherwise acquired or developed by the Company shall at all times be the property of the Company (or any Subsidiary). Upon termination of employment, Grantee shall return to the Company (or any Subsidiary) any such documents or other property (including copies, summaries, or analyses of the foregoing) of the Company (or any Subsidiary) which are in Grantee’s possession, custody, or control. Section 10. Definitions. Terms not defined in this Agreement shall have the meanings given to them in the Plan. Section 11. Governing Law. The internal law, and not the law of conflicts, of the State of California will govern all questions concerning the validity, construction and effect of this Agreement. Section 12. Plan Provisions. This Agreement is made under and subject to the provisions of the Plan, the Employment Agreement, and the Company’s Change in Control Severance Plan, as may be amended from time to time (the “Change in Control Severance Plan”), and all of the provisions of the Plan, the Employment Agreement, and the Change in Control Severance Plan, are also provisions of this Agreement. If there is a difference or conflict between the provisions of this Agreement and the provisions of the Plan, the Employment Agreement, and the Change in Control Severance Plan, then the provisions of the Plan, the Employment Agreement, and the Change in Control Severance Plan will govern. By accepting this Restricted Stock Award, the Grantee confirms that the Grantee has received a copy of the Plan, the Employment Agreement, and the Change in Control Severance Plan, and represents that the Grantee is familiar with the terms and provisions of the Plan, the Employment Agreement, and the Change in Control Severance Plan, and hereby accepts this Restricted Stock Award subject to all the terms and provisions of the Plan, the Employment Agreement, and the Change in Control Severance Plan. Section 13. No Rights to Continue Service or Employment. Nothing herein shall be construed as giving the Grantee the right to continue in the employ or to provide services to the Company or any Affiliate, whether as an employee or as a consultant or otherwise, or interfere with or restrict in any way the right of the Company or any Affiliate to discharge the Grantee, whether as an employee or consultant or otherwise, at any time, with or without cause. Subject to the terms of the Grantee’s Employment Agreement, the Company or any Affiliate may discharge the Grantee free from any liability or claim under this Agreement. Section 14. Entire Agreement. With the exception of the Grantee’s Employment Agreement and the Change in Control Severance Plan, this Agreement together with the Plan supersede any and all other prior understandings and agreements, either oral or in writing, between the parties with respect to the subject matter hereof and constitute the sole and only agreements between the parties with respect to said subject matter. All prior negotiations and agreements between the parties with respect to the subject matter hereof are merged into this Agreement. Each party to this Agreement acknowledges that no representations, inducements, promises or agreements, orally or otherwise, have been made by any party or by anyone acting on behalf of any party, which are not embodied in this Agreement or the Plan and that any agreement, statement or promise that is not contained in this Agreement or the Plan shall not be valid or binding or of any force or effect. {00417967;1} 4

Section 15. Modification. No change or modification of this Agreement shall be valid or binding upon the parties unless the change or modification is in writing and signed by the parties. Notwithstanding the preceding sentence, the Plan, this Agreement and the Restricted Stock Award may be amended, altered, suspended, discontinued or terminated to the extent permitted by the Plan. Section 16. Shares Subject to Agreement. The Shares shall be subject to the terms and conditions of this Agreement. Except as otherwise provided in Section 5, no adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of the Shares. The Company shall not be required to deliver any Shares until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Committee to be applicable are satisfied. Section 17. Severability. In the event that any provision that is contained in the Plan or this Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or this Agreement for any reason and under any law as deemed applicable by the Committee, the invalid, illegal or unenforceable provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or this Agreement, such provision shall be stricken as to such jurisdiction or Shares, and the remainder of the Plan or this Agreement shall remain in full force and effect. Section 18. Headings. Headings are given to the sections and subsections of this Agreement solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Agreement or any provision hereof. Section 19. Grantee’s Acknowledgments. The Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee or the Board of Directors of the Company, as appropriate, upon any questions arising under the Plan or this Agreement. Any determination in this connection by the Company, including the Board of Directors of the Company or the Committee, shall be final, binding and conclusive. The obligations of the Company and the rights of the Grantee are subject to all applicable laws, rules and regulations. Section 20. Parties Bound. The terms, provisions and agreements that are contained in this Agreement shall apply to, be binding upon, and inure to the benefit of the parties and their respective heirs, executors, administrators, legal representatives and permitted successors and assigns, subject to the limitation on assignment expressly set forth herein. This Agreement shall have no force or effect unless it is duly executed and delivered by the Company. Section 21. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but both of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement. {00417967;1} 5

IN WITNESS WHEREOF, each of the parties has executed this Agreement, in the case of the Company by its duly authorized officer, effective as of the day and year first above written. MOLINA HEALTHCARE, INC. By: [NAME] Its: [TITLE] GRANTEE [NAME] {00417967;1} 6